Optimize AI Smart Sentiment Event-Driven ETF
SCHEDULE OF INVESTMENTS (UNAUDITED)
December 31, 2022
	Shares	Value

COMMON STOCKS - 84.31%
Airlines - 7.76%
Delta Air Lines, Inc.	1,200	$39,432

Banks - 19.78%
Bank of America Corp.	775	25,668
Citigroup, Inc.	570	25,781
JPMorgan Chase & Co.	190	25,479
Wells Fargo & Co.	600	24,774
		101,702
Bevarages - 7.66%
Constellation Brands, Inc.	170	39,398

Capital Markets - 19.73%
BlackRock, Inc.	35	24,802
The Bank of New York Mellon Corp.	565	25,719
The Goldman Sachs Group, Inc.	74	25,410
Morgan Stanley	300	25,506
		101,437
Food & Staples Retailing - 7.27%
Walgreens Boots Alliance, Inc.	1,000	37,360

Food Products - 7.53%
Conagra Brands, Inc.	1,000	38,700

Health Care Providers & Service - 7.43%
UnitedHealth Group, Inc.	72	38,173

Semiconductors & Semiconductor - 7.24%
Taiwan Semiconductor Manufacturing Co Ltd. - ADR	500	37,245
Total Common Stocks
(Cost $435,243)		433,447

SHORT-TERM INVESTMENTS - 9.31%
Money Market Fund - 9.31%
First American Government Obligations Fund, Class X 4.08% (a)	47,866	47,866
Total Short-Term Investments
(Cost $47,866)		47,866
Total Investments
(Cost $483,109) - 93.62%		481,313
Other Assets in Excess of Liabilities - 6.38%		32,782
Total Net Assets - 100.0%		$514,095

ADR	American Depository Receipt
(a)	The rate quoted is the annualized seven-day effective yield as of December 31, 2022.

Investment Valuation –
The following is a summary of the Fund’s pricing procedures. It is intended to be a genera discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, includin common stocks, preferred stocks, and real estate investment trusts (“REITS”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchanged traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Fund will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. These securities are categorized in Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds), other than exchange traded funds, are valued at their reported net asset values (“NAV”). To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

Exchange traded funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Exchange traded options and Flexible Exchange® options (“FLEX Options”) are valued at the composite mean price, which calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is principally traded. If the composite mean price is not available, models such as Black-Scholes can be used to value the options. On the last trading day prior to expiration, expiring options may be priced at intrinsic value. These securities are categorized in Level 2 of the fair value hierarchy.

Fixed income securities, including short-term debt instruments having a maturity less than 60 days, are valued at the evaluated mean price supplied by an approved independent third-party pricing service (“Pricing Service”). These securities are categorized in Level 2 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated Optimize Advisors LLC (the “Adviser”) as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of the portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of December 31, 2022:

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
Common Stocks (1)	$433,447	$-	$-	$433,447
Short-Term Investments	47,866	-	-	47,866
Total	$481,313	$-	$-	$481,313

(1)	Please refer to the Schedule of Investments to view Common Stocks segregated by industry type.

As of the period ended December 31, 2022, the Fund did not hold any level 3 securities, nor were there any transfers into or out of Level 3.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor
Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.